SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 31, 2001
                                                         ----------------


                               FASTNET CORPORATION
                        -------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    000-29255                  23-2767197
   --------------------          ---------------------         -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



                          Two Courtney Place, Suite 130
                                3864 Courtney St.                08017
                             Bethlehem, Pennsylvania
         --------------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)


       Registrant"s telephone number, including area code: (610) 266-6700
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

         On January 31, 2001, FASTNET Corporation, a Pennsylvania corporation ("FASTNET"), received a letter (the "Letter") from The Nasdaq Stock Market, Inc. ("NASDAQ") stating that FASTNET is deemed to be in compliance with the continued listing requirements for its common shares listed on The Nasdaq National Market. FASTNET's common stock had previously fallen below the minimum market value of public float of $5,000,000 and a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by The Nasdaq National Market under its Marketplace Rules (the "Rules"). The Letter confirms that FASTNET is currently in compliance with the Rules, and is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Letter from The Nasdaq Stock Market, Inc., dated January 31,
                  2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FASTNET CORPORATION


                             By  \s\ Stanley F. Bielicki
                                -------------------------------------
                                   Stanley F. Bielicki
                                   Chief Financial Officer



Dated: February 129, 2001

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------


99.1     Letter from The Nasdaq Stock Market, Inc., dated January 31, 2001.